UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2005

AMEDISYS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-24260	11-3131700
(Commission File Number)	(IRS Employer Identification No.)

11100 Mead Road, Suite 300, Baton Rouge, LA 70816

(Address of principal executive offices)

(225) 292-2031

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 1, 2005, Amedisys, Inc. (the “Company”) signed a definitive agreement to acquire Housecall Medical Resources, Inc. (“Housecall”), a privately-held provider of home care services in the Southeast region for a total transaction value of approximately $106 million, subject to post-closing adjustments, escrows and certain tax benefits (the “Acquisition”). The Acquisition was completed on July 11, 2005. The Company had no material relationship with Housecall or any of its affiliates prior to this transaction.

Under the terms of the Agreement, the stock of Housecall was purchased with immediately available funds. In addition to available cash on hand, Amedisys financed a portion of the purchase price through $75 million in senior secured credit facilities provided by Wachovia Bank, N.A. and GE Healthcare Financial Services. These facilities included $50 million in a five-year Term Loan and up to $25 million in a Revolver.

ITEM 7.01. Regulation FD Disclosure.

On July 12, 2005, the Company issued a press release announcing that it has closed on the acquisition of Housecall.

Based on Housecall’s trailing 12-month unaudited operating results and expected synergies, Amedisys estimates the acquisition will add $0.25 to $0.30 cents to earnings per share in 2006. For 2005, the Company anticipates that the transaction will add $0.05 to $0.10 cents to earnings per share. The Company expects to update its guidance for 2005, and to provide preliminary guidance for 2006, on the conference call to be scheduled with reference to the second quarter financial results. The information regarding this press release is being furnished to the SEC pursuant to Item 9.01 of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

The appropriate financial statements will be filed with the Securities and Exchange Commission not later than 74 calendar days after the date of this Form 8-K.

(b) Pro Forma Financial Information

The appropriate financial statements will be filed with the Securities and Exchange Commission not later than 74 calendar days after the date of this Form 8-K.

(c) Exhibits.

Exhibit Number	Description of Exhibit
2.1	Stock Purchase Agreement dated June 30, 2005 *

99.1	Press Release dated July 12, 2005 *

*	Filed herewith

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 7.01 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Gregory H. Browne
Gregory H. Browne
Chief Financial Officer

DATE: July 12, 2005